Second Quarter 2017 Results June 2017

2 Safe Harbor This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

3 Second Quarter 2017 Highlights • Increase in revenue from $57.0 million to $91.4 million (61%) from Q2 2016 to Q2 2017. • Adjusted EBITDA1 of $7.4 million, excluding a $4.9 million loss on sale and leaseback of the m/v Bulk Beothuk, as compared to $4.3 million for the same period of last year. • Pangaea's TCE rates increased 30% and total shipping days increased 35% due to continued growth in the drybulk market and to an increase in drybulk market rates. The BDI, a measure of drybulk performance, increased to an average of 1,096 for the second quarter of 2017 versus 563 for the same period of 2016. • At the end of the quarter, Pangaea had $29.4 million in unrestricted cash and cash equivalents after acquiring the m/v Bulk Freedom on June 14, 2017. Cash includes $8.3 million net proceeds from the issuance of common stock in a private placement transaction completed on June 26, 2017.

4 Financial Performance Q2 2016 through Q2 2017 1) Adjusted EBITDA is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessel, and when applicable, loss on impairment of vessels and certain non-recurring items. 2) TCE is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts.

5 • The Baltic Dry Index, a measure of dry bulk market performance, increased over 90% from Q2 2016 to Q2 2017. • The average number of operated vessels increased to 52, up from the Q2 2016 average of 39. • The Company’s unique business model means we are not limited to our owned fleet which allows us to increase our chartered-in profile in an improving market. Drivers of Q2 2017 Performance

6 Defensible Pillars of Profitability • Execution specialization: - Material cost savings & enhanced profit through granular operating knowledge & risk sensitive approach - Secured & defended by 200+ years of expertise & embedded relationships; key managers average over 20 years in the industry • Backhaul specialization: - Generating profit from a cost center - Secured & defended by reputation, long-term contracts & repeat customers - Minimal ballast time • Ice-class specialization: - Capturing profit from limited supply of tonnage & lower costs - Secured & defended by expertise & ownership of specialized fleet - Own & operate a significant portion of the world’s 1A ice-class dry tonnage as well as two 1C ice-class dry bulk carriers • Broader logistics solutions: - Design & implement loading & discharge efficiencies in critical ports - Expand markets & improve business terms for customers

7 Selected Income Statement Data June 30, 2017 June 30, 2016 (unaudited) (unaudited) Revenues: Voyage revenue 80,231,015$ 53,548,976$ Charter revenue 11,192,763 3,412,729 91,423,778 56,961,705 Expenses: Voyage expense 38,597,148 26,766,724 Charter hire expense 33,174,063 15,041,229 Vessel operating expense 9,074,357 7,904,828 General and administrative 3,141,276 2,935,950 Depreciation and amortization 3,711,712 3,528,596 Loss on sale of vessels 4,915,044 — Total expense 92,613,600 56,177,327 (Loss) income from operations (1,189,822) 784,378 Tot l other expense, net (2,985,980) (150,383) Net (loss) income (4,175,802) 633,995 Income attributable to noncontrolling interests (561,379) (504,361) Net (loss) income attributable to Pangaea Logistics Solutions Ltd. (4,737,181)$ 129,634$ Three Months Ended

8 Selected Balance Sheet and Cash Flow Data June 30, 2017 December 31, 2016 (unaudited) Current Assets Cash and cash equivalents 29,436,482$ 22,322,949$ Accounts receivable, net 26,653,536 20,476,797 Other current assets 28,876,438 25,744,520 Total current assets 84,966,456 68,544,266 Fixed assets, including leased vessels and deposits, net 324,370,385 293,649,636 Total assets 409,336,841$ 362,193,902$ Current liabilities Accounts payable, accrued expenses and other current liabilities $36,248,227 $29,654,161 Related party debt and dividends payable 19,474,998 28,596,972 Current portion of long-term debt and capital lease obligations 20,077,480 19,627,846 Total current liabilities 75,800,705 77,878,979 Secured long-term debt and capital lease obligations, net 143,611,399 107,637,851 Total Pangaea Logistics Solutions Ltd. equity 128,092,326 116,271,401 Non-controlling interests 61,832,411 60,405,671 Total stockholders' equity 189,924,737 176,677,072 Total liabilities and shareholders' equity 409,336,841$ 362,193,902$ Cash flow data Net cash provided by operations 8,351,412$ 9,985,074$ Net cash used in investing activities (47,695,660)$ (432,432)$ Net cash provided by (used in) financing activities 46,457,781$ (14,649,924)$